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                SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                          FORM 8-K

                       CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of Report (date of earliest event reported)  April 14, 1995
                                                  --------------




Commission File Number:  33-12173




                      AMERICOLD CORPORATION
     (Exact name of registrant as specified in its charter)




        OREGON                               93-0295215
(State of Incorporation)                (I.R.S. Employer
                                        Identification Number)


7007 S.W. Cardinal Lane, Suite 135
Portland, Oregon                            97224
(Address of principal executive offices)  (Zip Code)


Registrant's telephone number:            (503) 624-8585



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Item 5.  Other Events.

On April 14, 1995, Americold Corporation (the "Company") announced that it distributed a confidential Disclosure Statement to certain of its debtholders of record as of March 31, 1995 describing the Company's plan for restructuring certain of its outstanding indebtedness. The Disclosure Statement solicits acceptance, by May 8, 1995, of a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code as a means of implementing the restructuring. If sufficient acceptances of the Company's Plan of Reorganization are received, the Company intends to seek confirmation of the Plan of Reorganization in the United States Bankruptcy Court for the District of Oregon as promptly as practicable. A copy of the news release dated April 14, 1995 is attached as Exhibit 99 to this Current Report on Form 8-K.




































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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICOLD CORPORATION



                                /s/ Joel M. Smith
                              ---------------------------
                              JOEL M. SMITH, Senior Vice President
                                and Chief Financial Officer




Date:  April 14, 1995

























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